SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}  Preliminary Proxy Statement
  {_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  {_}  Definitive Proxy Statement
  {X}  Definitive Additional Materials
  { }  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
                   -----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

  {_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

       (4)  Proposed maximum aggregate value of transactions: ________________

       (5)  Total fee paid.
  --------
  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: __________________________________________

       (2)  Form, Schedule or Registration Statement No.: ____________________

       (3)  Filing Party: ____________________________________________________

       (4)  Date Filed: ______________________________________________________



                                Merger Bulletin

                              [Great Western Logo]

      May 29, 1997                                            Vol. 1 Number 11

     To All Employees

                           NEW MERGER ADVERTISEMENT:
                      "AFTER 100 DAYS THE END IS IN SIGHT"

     For your information, attached is an advertisement that appeared in the Wall Street Journal, New York Times, Los Angeles Times and American Banker.

     The ad informs Great Western stockholders that they may be in a position to receive Washington Mutual shares by early July, if they vote in favor of the Great Western/Washington Mutual merger on June 13.

     According to the ad, the Office of Thrift Supervision declared that WAMU's application to acquire Great Western was informationally complete on May 20. This is an important step toward regulatory approval, which is expected by late June or early July.

     [A complete copy of the advertisement filed by Great Western
     Financial Corporation with the Securities and Exchange Commission on May 29, 1997, is attached to this bulletin.]

     Published by Corporate Communications -- Great Western -- N 11 36 -- 9200 Oakdale Avenue, Chatsworth, CA